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                                                                  EXHIBIT 10.55


                         SENIOR SECURED PROMISSORY NOTE

$100,000.00                                                      March 16, 2001

FOR VALUE RECEIVED, the undersigned World Commerce Online, Inc., a Delaware corporation (hereinafter called the "BORROWER" or the "COMPANY"), promises to pay to the order of Miller Capital Management, Inc., a Delaware corporation, and its successors and assigns (hereinafter referred to as the "LENDER" or the "NOTE HOLDER") together with interest thereon as hereinafter described, the principal sum hereunder of One Hundred Thousand Dollars ($100,000), all in accordance with the terms of that certain Loan and Pledge Agreement of even date hereof between the Lender and the Borrower (the "LOAN AGREEMENT").

This Note is issued pursuant to the Loan Agreement and is entitled to the benefits of the Loan Agreement, and the provisions of the Loan Agreement are hereby incorporated herein by reference with the same effect as if they were set forth in full. The Borrower agrees with the Note Holder that it will perform and discharge each of the applicable covenants and agreements contained in the Loan Agreement as from time to time amended or supplemented.

All loans made by the Note Holder to the Borrower under the Loan Agreement and this Note and all payments of principal with respect thereto shall be recorded by the Note Holder and endorsed on the schedule attached hereto which is part of this Note, which endorsement shall constitute prima facie evidence of the accuracy of the information endorsed absent manifest error; provided, however, that the failure of the Note Holder to make any such endorsement or to make such endorsement correctly shall not affect the obligation of the Borrower to repay any loan made by the Note Holder to the Borrower.

Interest on the outstanding principal shall equal to ten percent (10%) per annum and shall accrue from the date on which principal was advanced. Interest shall be calculated on the basis of a three hundred and sixty five (365) day year.

The outstanding principal and interest is payable immediately upon receipt by the Company of written demand for payment from Lender at which time at which time all of the outstanding and unpaid principal and interest shall be due and payable (the "MATURITY DATE").

Both principal and interest due hereunder shall be payable in lawful money of the United States to such address that the Lender shall designate.


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1.       Application of Payments. Payments received for application to this
Note shall be applied first to the payment of accrued interest at the penalty rate specified below, if any; second, to the payment of accrued interest at the rate specified above; and, finally, the balance to reduce the principal amount hereof.

2.       Corporate Covenants and Actions

         (a) Lender Consent to Organic Change. The Borrower shall also obtain written consent of the Lender to any Organic Change, dissolution or liquidation, after having given written notice to the Lender at least 30 days prior to the date on which any Organic Change, dissolution or liquidation shall take place. "Organic Change" is any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets or other transaction, in each case which is effected in such a manner that the holders of shares of common stock of the Company are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for such common stock.

3.       Representations and Warranties of the Borrower

         (a) Organization and Authority. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to enter into this Note and to perform its obligations hereunder and to consummate the transactions set forth herein. The Company has all requisite power and authority to execute, deliver, and perform this Note. All necessary corporate proceedings of the Company have been duly taken to authorize the execution, delivery, and performance of this Note and the Lender Warrant by the Company. This Note and the Lender Warrant are the legal, valid, and binding obligations of the Company, and are enforceable as to the Company in accordance with their terms.

         (b) Compliance. All the consents required for compliance with the terms of this Note have been acquired. Compliance with the terms of this Note will not cause the Company to lose any interest in or the benefit of any asset, right, license or privilege it presently owns or enjoys or cause any person who normally does business with the Company not to continue to do so on the same basis as previously, and will not give rise to or cause to become exercisable any option or right of preemption.

         (c) No Default. The Company is not, and shall not be as a result of the Note, in default under any instrument constituting any indebtedness or under any guarantee of any indebtedness and there is no reason why any such indebtedness or guarantee should be called or the liabilities thereunder accelerated before their due date (if any) or any loan facilities terminated.


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4.       Waivers

         (a) Borrower's Waivers. Borrower and all other makers, sureties, guarantors and endorsers hereof hereby waive presentment, protest, demand, notice or dishonor, and all other notices, and all defenses and pleas on the grounds of any extension or extensions of the time of payments or the due dates of this Note, in whole or in part, before or after maturity, with or without notice. No renewal or extension of this Note, no release or surrender of any collateral given as security for this Note (if any), and no delay in enforcement of this Note or in exercising any right or power hereunder, shall affect the liability of Borrower.

         (b) No Waiver by Lender. No single or partial exercise by Note Holder of any right hereunder or under the Loan Agreement, shall preclude any other or further exercise thereof or the exercise of any other rights. No delay or omission on the part of Note Holder in exercising any right hereunder or under the Loan Agreement shall operate as a waiver of such right or of any other right under this Note or the Loan Agreement.

5.       Default

         (a) Event of Default. Upon the occurrence of any one or more of the following events, circumstances, or conditions shall constitute a default hereunder ("EVENT OF DEFAULT"): (i) failure of the Borrower to pay to the Lender promptly when the same shall become due (whether at scheduled maturity, upon acceleration or otherwise) any of the obligations hereunder including, but not limited to, any installment of principal or of interest due under this Note, or any fees owing to the Lender; or (ii) the filing of any petition under the Bankruptcy Act, or any similar federal or state Borrower-creditor statutes, by Borrower, or the filing of such petition against Borrower; (iii) an application for the benefit of creditors by or the insolvency of, Borrower;
(iv) the breach of any covenant contained herein, (v) any default under the Loan Agreement; (vi) any Organic Changes, or (vii) any "Actionable Default" as defined in that certain Intercreditor Agreement dated as of December 6, 2000, by and among Interprise Technology Partners LP, Drax Holdings, LP, Viscaya Investments, Inc., DC Investment Partners Exchange Fund, L.P., Fred Drasner and Martin and Ruth Krall and the Company.

         (b)      Consequences of Event of Default.

                  (i) At any time after the occurrence of the Event of Default, the indebtedness evidenced by this Note and/or any note(s) or other obligation(s) which may be taken in renewal, extension, substitution, or modification of all or any part of the indebtedness evidenced hereby or thereby and all other obligations of the Borrower to the Lender howsoever created and existing shall, at the option of the Lender become due and payable without demand upon the Borrower.


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                  (ii)     Upon default in the payment of principal and/or
interest when due, all interest and principal outstanding shall, at the discretion of the Lender, become immediately due and payable. Failure to accelerate shall not constitute a waiver of the right to exercise the same in the event of a subsequent default.

6. Security. As security for the prompt and complete satisfaction of any and all obligations of the Company under this Note, or under any other agreement or note, now existing or hereafter arising, whether for principal, interest, expenses or otherwise, the Company hereby grants, transfers and assigns and pledges to Lender all of its respective right, title and interest in and grants Lender a senior security interest in the Company's assets as set forth in those UCC-1 Financing Statements (the "UCC-1") filed with the Secretary of State of the States of Florida, California, Delaware and Pennsylvania (the "PLEDGED ASSETS"), which assets are now in existence, together with after-acquired property (this Note and each UCC-1 shall hereinafter be collectively defined as the "LOAN DOCUMENTS").

7. Penalty Interest. Any amount of principal and/or interest evidenced by this Note which is not paid when due, and is, therefore, delinquent whether at stated maturity by acceleration or otherwise shall bear interest from the day when due until such amount is paid in full payable on demand, at the maximum rate permitted by law not to exceed eighteen percent (18%) per annum.

8. Transferability. This Note and all rights hereunder are transferable, in whole or in part without charge to the Lender, with a properly executed assignment at the principal office of the Borrower.

9.       Miscellaneous

         (a) Attorneys Fees. The Borrower hereby agrees to pay all reasonable out-of-pocket costs and expenses, including court costs and reasonable attorneys' fees, incurred by the Lender in the collection of the indebtedness evidenced by this Note or in enforcing any of the rights powers, remedies, and privileges of the Lender hereunder. As used in this Note, the term "ATTORNEYS' FEES" shall mean reasonable charges and expenses for legal services rendered to or on behalf of the Lender in connection with the collection of the Indebtedness evidenced by this Note at any time whether prior to the commencement of judicial proceedings and/or thereafter at the trial and/or appellate level and/or in pre- and post judgment or bankruptcy proceedings.

         (b) Unenforceable Provision. If any provision of this Note shall be deemed unenforceable under applicable law, such provision shall be ineffective, but only to the extent of such unenforceability, without invalidating the remainder of such provision or the remaining provisions of this Note.


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         (c)      Successors and Assigns. This Note shall be binding upon the successors and assigns of the Borrower and shall inure to the benefit of Note Holder and its successors and assigns

         (d) Amendment. This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

         (e) Replacement Note. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Note, and (in case of loss, theft or destruction) of indemnity reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of any Note, if mutilated, the Company will make and deliver a new Note of like tenor in the principal amount of this Note then outstanding in lieu of such Note. Any Note so made and delivered shall be dated as of the date to which interest shall have been paid on the Note lost, stolen, destroyed or mutilated.

         (f) Notice to Borrower. Any notice to Borrower provided for in this Note shall be in writing and shall be given and be effective upon (i) delivery to Borrower, (ii) receipt if sent by facsimile transmission or (iii) mailing such notice by certified mail, return receipt requested, addressed to Borrower at the Borrower's address stated below, or to such other address as Borrower may designate by written notice to Note Holder. Any notice to Note Holder shall be in writing and shall be given and be effective upon (i) delivery to Note Holder, (ii) receipt if sent by facsimile transmission or
(iii) by mailing such notice by certified mail, return receipt requested, to Note Holder at the address stated in the first paragraph of this Note, or to such other address as Note Holder may designate by written notice to Borrower.

         (g) Governing Law. This Note shall be construed and enforced according to the laws of the State of Delaware without giving effect to its principles of choice of laws.

LENDER AND BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE, AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION


                                        World Commerce Online, Inc.

                                        By:  /s/ Mark E. Patten
                                  ---------------------------------------------
                                        Mark E. Patten, Chief Financial Officer


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
                            AMOUNT OF                     AMOUNT
DATE                          LOAN                      OUTSTANDING
